GUARANTY OF PAYMENT

THIS GUARANTY OF PAYMENT ("this Guaranty") is made by the undersigned (whether one or more herein collectively called the "Guarantor") with SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION (herein called the "Bank"), a/an _______________ bank having its principal office located at Hamilton, Alabama,:
                             W I T N E S S E T H:

      To induce Bank to make a loan or to extend credit or make other financial products or services available to QUALITY HOUSING SUPPLY, LLC (as hereinafter further defined, called "Borrower"), and for the consideration set forth below, Guarantor hereby agrees with Bank as follows:

   1. This Guaranty is made for the purpose of securing to Borrower, at Guarantor's request, one or more loans or other extensions of credit from, or a line of credit with, or the issuance of one or more letters of credit by, or the issuance of one or more bankers' acceptances by, or the lease of personal property from, or the furnishing of other financial products or services by Bank, but the amount of the loan or other financial products or services and the terms and conditions thereof will be such as Bank, in its sole discretion, may deem appropriate. All such loans or other financial products or services now or hereafter provided by Bank to Borrower, and all extensions or renewals of debts or other obligations now or at any time hereafter owing by Borrower to Bank, are made by Bank in reliance on this Guaranty, and are the consideration for the execution and delivery of this Guaranty by Guarantor. Each term and provision of every promissory note or other evidence of debt, and every loan agreement, security agreement, mortgage, deed to secure debt, deed of trust, letter of credit reimbursement agreement, bankers' acceptance agreement, lease agreement, and every other contract executed by Borrower and delivered to Bank, shall bind Guarantor as if executed by Guarantor as the primary and individual obligation of Guarantor.

   2. Guarantor, jointly and severally if more than one, hereby unconditionally guarantees to Bank the payment and performance by Borrower of all of the Guaranteed Obligations (as hereinafter defined). This Guaranty is a guaranty of payment and performance and not of collection. In the event Borrower at any time defaults in the payment or performance of any of the Guaranteed Obligations as and when the same becomes due, whether by acceleration of maturity of the debt or obligation or otherwise, Guarantor agrees to pay such debt or perform such obligation immediately. Upon failure of Guarantor to do so, Bank may, in its discretion, enforce the collection of such debt or the performance of such obligation out of Guarantor by action in any court of competent jurisdiction, or in any other manner provided by law, the same as if such debt or obligation were the primary and individual debt or obligation of Guarantor, and without first seeking to enforce such debt or obligation by action or otherwise against Borrower; or, Bank may, in its discretion, proceed in any matter provided by law or by contract for collection of debts against either or both Guarantor and Borrower the same as if such debts and obligations were primarily and individually the debt of both Guarantor and Borrower, jointly and severally. (The remainder of this paragraph applies only if this box is marked: ) x Guarantor's liability under this Guaranty is limited to the sum of $ 600,000.00 * , plus interest accrued on that sum prior to default at the rate provided for interest on the Guaranteed Obligations and interest on that sum after default at the rate provided for interest following default by Borrower, plus all costs (including attorneys' fees) incurred by Bank in collecting any sum owed by Guarantor hereunder following default by Guarantor. This limittion of liability applies separately to each Guarantor under this Guaranty. Payments made by Guarantor prior to default by Borrower and payments made by any other person (including any other Guarantor) will not reduce each Guarantor's maximum liability under this Guaranty. Guarantor agrees that Borrower's obligation to Bank may exceed any limitation of liability of Guarantor (individually and in the aggregate, if more than one) under this Guaranty. * or 60% of the outstanding principal balance of any and all debts owing.

   3. This is a continuing Guaranty. This Guaranty extends to all debts and other obligations now contracted or owing by Borrower to Bank and also to all debts and other obligations contracted or owing by Borrower to Bank in the future at any time up to the time this Guaranty is terminated pursuant to the provisions of this paragraph, even though from time to time and for extended periods of time there may be no debt or obligation owed to Bank by Borrower. Subject to the provisions which follow, Guarantor shall have the right to terminate this Guaranty at any time effective 10 days after receipt by the then president of Bank of written notice of Guarantor's intention to terminate this Guaranty. Such termination will have prospective effect only and will not affect Guarantor's obligations with respect to, and this Guaranty will remain in full force and effect with respect to, all of the Guaranteed Obligations then due and owing or then contracted for or existing, whether or not yet due, at the time such notice becomes effective, and all interest then accrued or thereafter accruing on any of the foregoing, and all expenses, including costs of collection and attorneys' fees, with respect to such Guaranteed Obligations with respect to this Guaranty, and all obligations described in paragraph 5.e. of this Guaranty, whether then existing or arising in the future, and also with respect to any subsequent loans, extensions of credit, and other financial accommodations which, prior to receipt of such notice, Bank may have committed to make to Borrower (regardless of whether Bank waives any default or condition precedent to the making of such loans, extensions of credit, or other financial accommodations), together with all interest thereon and all expenses, including costs of collection and attorneys' fees, related thereto.

   4. Guarantor's obligations under this Guaranty are secured by the following property and/or separate agreements provided by Guarantor:
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The foregoing is for ease of reference only; failure to describe any property or any separate agreement which by its terms secures this Guaranty does not constitute a waiver of such property or separate agreement as collateral for Guarantor's obligations hereunder.) Guarantor hereby assigns to Bank and grants to Bank, as additional collateral and in addition to any applicable right of set off, a security interest in all deposit accounts now or hereafter owed to Guarantor by Bank and all personal property of Guarantor now or hereafter in the actual or constructive possession or control of Bank.

   5.   Guarantor hereby irrevocably:

       a. Assents to all terms and agreement heretofore or hereafter made by Borrower with Bank, including, but without limitation, agreements regarding the manner of disposing of any collateral in a commercially reasonable manner and agreements regarding the manner of giving notice and the time of giving notice of any sale or other intended disposition of any of such collateral;

       b. Consents that Bank may, without discharging Guarantor or in any way affecting the obligations of Guarantor under this Guaranty; (i) exchange, release or surrender to Borrower or to any guarantor or any other person, or waive, release, subordinate, fail to perfect any lien or security interest in, or otherwise impair, any collateral now or hereafter held as security for any of the Guaranteed Obligations or any right of setoff against any deposit account of Borrower; (ii) waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including, without limitation, Guarantor; (iii) with or without consideration, release Borrower or any other person or entity, including, without limitation, any other guarantor of the Guaranteed Obligations; (iv) renew, extend, or modify the terms of any of the Guaranteed Obligations or of any promissory note or other instrument or agreement evidencing the same; (v) apply payments by Borrower, Guarantor, or any other person or entity to any of the Guaranteed Obligations in such manner and in such order as Bank may elect; (vi) apply payments received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Guaranteed Obligations; and (vii) in the event of the filing of a petition (whether voluntary or involuntary) under any chapter of the federal Bankruptcy Code with respect to Borrower, participate in the bankruptcy proceedings and exercise any and all rights set forth in clauses
(i) through (vi) above, including, but without limitation, voting for or against any plan of reorganization, consenting to the use of any cash collateral, consenting to the sale, use or lease of any collateral securing any of the Guaranteed Obligations, and entering into any compromise or settlement regarding the Guaranteed Obligations or any collateral therefor;

       c. Waives all notices whatsoever with respect to this Guaranty or with respect to the Guaranteed Obligations or any collateral therefor, including, but without limitation, notice of (i) Bank's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon; (ii) the present existence or future incurring of any of the Guaranteed Obligations or the terms or amounts thereof or any change therein; (iii) any default by Borrower or any surety, pledgor, grantor of any lien or security interest, or guarantor, including, without limitation, Guarantor; (iv) the obtaining or release of any guaranty of surety agreement (in addition to this Guaranty), or any pledge, assignment, security agreement, mortgage, deed to secure debt, deed of trust, or other security for any of the Guaranteed Obligations;

       d. Waives demand, dishonor, protest, notice of presentment and notice of nonpayment or dishonor with respect to any promissory note or other instrument or agreement now or hereafter evidencing any of the Guaranteed Obligations, and any other demands and notices, except such notices as are required by law and cannot be waived, and waives any requirement that suit under this Guaranty be brought within any period of time shorter than the general statute of limitations applicable to contracts under seal;

       e. Agrees that, if at any time all or any part of any payment previously applied by Bank to any of the Guaranteed Obligations must be returned by Bank for any reason, whether upon the claim of a preference, fraudulent transfer, prior lien, or other claim of a creditor, debtor-in-possession, trustee in bankruptcy or other representative of creditors of Borrower, or otherwise, and whether by court order, administrative order, or non-judicial settlement, this Guaranty shall continue in effect or shall be reinstated, as the case may be, and Guarantor shall remain liable for the full amount returned as if such amount had never been received by Bank, notwithstanding any termination of this Guaranty (whether under paragraph 3 above or otherwise) or cancellation of any promissory note or other instrument or agreement evidencing any of the Guaranteed Obligations;

        f. Waives acceptance of this Guaranty by Bank and agrees that this Guaranty will be valid and binding upon Guarantor when delivered to Bank by anyone having possession hereof after execution of this Guaranty by Guarantor;

        g. Agrees that Guarantor's liability under this Guaranty is absolute and is not conditioned on the execution of this or any similar guaranty by any other person or upon the occurrence or nonoccurrence of any other event;

        h. Waives any right to require Bank to marshall the assets of Borrower or any other person and agrees that Bank may proceed against any collateral securing the Guaranteed Obligations (whether or not Guarantor or any other person holds a lien on only a part of such collateral) and against parties liable on any of the Guaranteed Obligations in such order as Bank may elect, the benefit of any rule of law or equity to the contrary being hereby expressly waived by Guarantor;

        i. Agrees that the liability of Guarantor under this Guaranty shall not be affected or impaired by, and this Guaranty shall remain fully enforceable against Guarantor for the full amount of the Guaranteed Obligations less only payments thereon actually received and retained by Bank irrespective of and without reduction on account of, (i) any defense, offset, or counterclaim which Borrower may have or assert with respect to any of the Guaranteed Obligations, including, but without limitation, filing of a petition in bankruptcy, discharge in bankruptcy, confirmation of a plan of reorganization (whether Bank voted for or against such plan), composition with creditors (whether or not including
Bank), failure of consideration, breach of warranty, statue of frauds, statue of limitations, accord and satisfaction, waiver, estoppel, release, usury, or fraud or misrepresentation, (ii) termination of any present or future relationship between Guarantor and Borrower or between Guarantor and any other guarantor of any obligations of Borrower, or (iii) death, incompetency, or dissolution of Guarantor or Borrower;

        j.  Agrees   that  Bank  may,  at  its   election,  release  or  satisfy
of  record   any  collateral  for  this  Guaranty  only  after  any   applicable
preference periods have elapsed; and

        k. Subordinates any right of subrogation against Borrower to Bank's rights under the Guaranteed Obligations and agrees that Guarantor shall have no right to any payment or reimbursement from Borrower on account of any sums paid under this Guaranty until the Guaranteed Obligations have been paid and discharged in full.

   6. Guarantor hereby wholly subordinates all claims which Guarantor may now or hereafter have against Borrower to all debts and other obligations which Borrower may now or hereafter owe to Bank, and assigns all such claims to Bank as additional collateral for the Guaranteed Obligations. This agreement of subordination and assignment shall survive the termination of this Guaranty, and shall remain in effect until all Guaranteed Obligations existing on the date of such termination, whether or not then due, and all interest then accrued and thereafter accruing thereon, together with all expenses, including collection costs and attorneys' fees, are paid and performed in full. Until full payment and performance are made, Guarantor agrees not to accept any payment or satisfaction of any kind on, or any security for, any of the claims hereby subordinated. If Guarantor should receive any such payment or security, Guarantor agrees to deliver the same immediately to Bank in the form received, endorsed or assigned to Bank or in blank as Bank may require, for application on account of, or as security for, the Guaranteed Obligations. Until such payment or security is delivered to Bank, Guarantor agrees to hold the same in trust for Bank. If at any time any of the claims hereby subordinated is evidenced by any promissory note, chattel paper, or other instrument or writing, Guarantor agrees to affix to every such writing, in form and manner satisfactory to Bank, a statement that the writing is subject to the terms of this Guaranty and, upon request of Bank, agrees to endorse and deliver any such writing to Bank as additional collateral for the Guaranteed Obligations. Bank will not be under any duty to take any action in connection with any such writing and will not be responsible in any respect in connection therewith, whether for any action it may take or refrain from taking against prior parties thereto or otherwise, except to use reasonable care in the custody of the writing, and except for willful misconduct of its employees. At the request of Bank, Guarantor agrees to cause Borrower to mark Borrower's records to indicate that the claims of Guarantor against Borrower are subordinate to the claims of Bank against Borrower and have been assigned to Bank as collateral. In the event Borrower at any time defaults in the payment of any debt owing to Bank when due, whether by acceleration of maturity or otherwise, Bank may, in its own name or that of Guarantor, compromise, collect, sue on, and give receipt for all claims hereby assigned by Guarantor. If Borrower files or has filed against it a petition under any chapter of the Bankruptcy Code, Bank may file proofs of claims in its own name with respect to the claims hereby assigned and may vote such claims in the bankruptcy proceedings.

  7. Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Guarantor's failure or refusal to pay any of the Guaranteed Obligations following default in the payment or performance thereof by Borrower; provided, that if subsequent to such default, Bank reaches an agreement with Borrower on any terms causing Bank to forbear in the enforcement of its claims against Guarantor, the statute of limitations shall be reinstated for its full duration until Borrower again defaults.

   8. Guarantor hereby consents to the jurisdiction of any state of federal court holding in the county or district in which Bank's principal office is located and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court and agrees that such court shall be the exclusive venue for any action under this Guaranty or concerning or relating to the relationship between Guarantor and Bank or the obligations of Guarantor with respect to any of the Guaranteed Obligations, and agrees that process in any such action will be sufficient if served on Guarantor by certified mail, return receipt requested, or in any manner provided by law. Notwithstanding the foregoing, Bank shall have the right to bring any action or proceeding against Guarantor or Guarantor's property in the courts of any other jurisdiction Bank deems necessary or appropriate in order to enforce the obligations of Guarantor under this Guaranty.

   9. Guarantor hereby agrees to pay all costs of collecting under this Guaranty after default by Guarantor, including, but without limitation, court costs, litigation expenses, and attorneys' fees in the amount which is 15 percent of the unpaid balance of the Guaranteed Obligations at the time of default by Borrower, including attorneys fees incurred by Bank in connection with any bankruptcy or other court or receivership proceedings involving Guarantor, and in connection with any work-out of the obligations of Guarantor to Bank hereunder, whether involving court proceedings or not. If attorneys' fees in such amount would be prohibited by applicable law, then Guarantor agrees to pay reasonable attorneys' fees not exceeding the maximum amount allowed by law. Each provision of this Guaranty for the payment of attorneys' fees by Guarantor shall be construed by reference to the provisions of this paragraph 9.

   10. As used in this Guaranty, the following terms have the following meanings:

      "Borrower" means the debtor identified above in this Guaranty, together with his, her, its or their heirs, administrators, executors, successors, and assigns, including any resulting or surviving corporation following any merger or any other reorganization, and also includes any debtor-in-possession or similar entity following the filing of a petition for relief by or against Borrower under any chapter of the federal Bankruptcy Code or in any similar proceeding under state or federal law, and also includes any proprietorship, partnership, corporation, trust, or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by Borrower or following any change of name or domicile by Borrower.

      "Guaranteed  Obligations"  means all debts and other obligations now owed to Bank by Borrower, all debts and other obligations in the future owed to Bank by Borrower, all extensions and renewals of any of such debts or obligations, and all interest and other lawful charges on any or all of such debts and obligations, including, but without limitation, late charges, penalty interest, and costs of collection (including reasonable attorneys' fees) which Borrower has agreed to pay to Bank, or for which borrower has agreed to reimburse Bank, or for which Borrower is obligated to Bank under applicable law, together with each and every promissory note or other instrument or writing now or hereafter evidencing the obligation of Borrower to pay any such debt, the interest thereon, or such other charges; whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether incurred with or without notice to Guarantor; whether arising from contract, tort or otherwise; whether arising from an original obligation of Borrower to Bank or from an obligation of Borrower which was purchased by Bank from another; whether from time to time increased, or reduced, or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, or secured or unsecured; whether otherwise guaranteed or not; and whether arising out of a loan of money or other extension of credit, an overdraft on a deposit account or line of credit account with Bank, use of a credit  card or cards,  a sale or lease of goods,  the  issuance  of a letter of credit or bankers' acceptance, the purchase, discount, acceptance or certification of a note, check, or draft, any combination of the foregoing, or otherwise. The Guaranteed Obligations include, without limitation, interest and other charges on any debt or obligation of Borrower to Bank accruing after the filing of a petition under any chapter of the federal Bankruptcy Code by or against Borrower and any loans or other credit or financial products or services extended to Borrower after the filing of any such petition. The Guaranteed Obligations specifically are not limited to debts and other obligations contracted for or arising concurrently with or prior to the execution of this Guaranty and are not limited in amount unless otherwise specifically set forth in writing in this Guaranty.

   11. No delay by Bank in enforcing its rights hereunder shall prejudice Bank's rights to enforce this Guaranty. All of Bank's rights and remedies under this Guaranty, under any other agreement, and under applicable law shall be cumulative, and any failure of Bank to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time, and from time to time, thereafter. No waiver by Bank shall be effective unless made in writing by a duly authorized officer or agent of Bank, and no waiver by Bank of any right or remedy shall constitute a waiver of any other or future right or remedy. This Guaranty shall inure to the benefit of Bank, its successors and assigns, and to any person to whom Bank may grant an interest in any of the Guaranteed Obligations, and shall be binding upon Guarantor, and his, her, its, or their respective heirs, executors, administrators, successors, and assigns. This Guaranty shall be governed, construed, and enforced in accordance with the substantive laws of the United States and the state in which Bank's principal office is located, without regard to principles of conflict of laws. This Guaranty is intended to take effect as a document under seal.

   12. This Guaranty sets forth the entire agreement and understanding of Guarantor with respect to the subject matter hereof. Guarantor acknowledges that no agent of Bank has made any representation which is inconsistent with any of the terms of this Guaranty and that no officer or agent of Bank has the authority to vary the terms of this Guaranty except in a writing signed by a duly authorized officer of Bank. The making of the loans and providing of the other financial services referred to in this Guaranty shall be solely in the discretion of the Bank, and reference thereto in this Guaranty, whether in paragraph 1 hereof or elsewhere, shall not be deemed to be a commitment by Bank to make any loan or provide any financial service. In the event any one or more of the provisions of this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Guaranty shall not in any way be affected or impaired thereby. If more than one person or entity signs this Guaranty below, the liability of such persons or entitles on this Guaranty is joint and several, and all references to the singular in this Guaranty also include the plural. In the event of termination of this Guaranty as to any one or more of such Guarantors, this Guaranty shall continue in full force and effect with respect to the remaining Guarantors. Bank may file a photocopy of this Guaranty as a financing statement in any public office.

      IN WITNESS WHEREOF, each of the Guarantors has hereunto set his or her hand and seal, or has caused this Guaranty to be executed by its officer(s) or partner(s) thereunto duly authorized and its corporate seal to be affixed hereto, on the date first above written.

WINTESS(ES):                                          GUARANTOR(S):
                                              (Individual Guarantors sign below)

---------------------------------          ------------------------------ (Seal)
---------------------------------          ------------------------------ (Seal)
---------------------------------          ------------------------------ (Seal)
---------------------------------          ------------------------------ (Seal)

ATTEST:                                      (Corporate or Partnership Guarantor
                                              sign below)
                                           Cavalier  Homes, Inc.  TID#63-0949734
---------------------------------          -------------------------------------
        (Corporate Seal)    Title          By:  Michael R. Murphy      Secretary
                                           ------------------------------------
                                           Corp. Gty/Full Name   Corp. Gty Title